UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2014
Commission File Number: 001-36261
CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 5, 2014, CHC Group Ltd. (the "Company") issued a press release announcing that the Company plans to issue its financial results for the second quarter of fiscal year 2015 ended October 31, 2014 after market close on Tuesday, December 9, 2014. The press release also announced the Company's planned participation in investor events in November and December of 2014. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release of CHC Group Ltd. dated November 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By:	/s/ Russ Hill
Russ Hill
Authorized Signatory

Date: November 5, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of CHC Group Ltd. dated November 5, 2014